FRANKLIN SQUARE
CAPITAL PARTNERS

Senior Secured Loans:

Three Features That Can Diversify a Fixed Income Strategy

Senior secured loans are often used to finance private companies that help drive growth in the American economy. Such loans represent a $1.2 trillion asset class[1] and can offer an investment opportunity for individuals who want to earn income and preserve the value of their investment. What makes senior secured loans different from other fixed income investments? Here are three features to remember: **Seniority, Security and Floating Rates.**

1. Seniority

Companies finance their businesses in one of two ways — by borrowing money (debt) or by selling an interest in the company (equity). The combination of debt and equity form a company's capital structure. When a company needs to repay its obligations, the money typically flows from the top of the capital structure down. **Senior secured loans sit at the top of the capital structure** and generally must be paid back before junior debt or equity investments.



Company's Capital Structure
Seniority
Floating
Security
Paid First
Paid Last
Senior Secured Loans (1st and 2nd Lien)
Floating Rates
Accounts Receivable
Inventory
Equipment
Plants
Property
Assets = Collateral
Subordinated Debt (Loans and Bonds)
Fixed Rates
Unsecured
Equity

2. Security

The word **"secured" in senior secured loans means that the loans are collateralized**, or backed by the company's assets. In the event a company cannot repay its loans, lenders may be able to take possession of or sell the company's assets as a secondary means of repayment. Senior secured loans have historically recovered 80% of their principal value in the event of default, exhibiting the lowest loss rate of all corporate securities.[2] Keep in mind, the collateral securing senior secured loans over time may decrease in value, lose its entire value or fluctuate based on the performance of the portfolio company, which may lead to a loss in principal.



Ultimate Recovery Rates for Fixed Income Investments After Default[2]
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
80%
64%
49%
29%
Senior Secured Loans
Senior Secured Bonds
Senior Unsecured Bonds
Subordinated Bonds

[1] Credit Suisse, Leveraged Finance Strategy Weekly. Includes $US-denominated non-investment grade bank debt, including both non-institutional and institutional facilities as of 6/30/12.

[2] Moody's Investors Services, 1987-2011

continued on back

FRANKLIN SQUARE CAPITAL PARTNERS

Senior Secured Loans:

Three Features That Can Diversify a Fixed Income Strategy

3. Floating Rates

With most types of debt investments, investors receive periodic interest payments while waiting for their return of principal. The income from those payments is based on a defined interest rate. In the case of bonds, that rate is usually *fixed* such that the bondholder will get the same income for the life of the bond. If market interest rates go up, bond investments are less valuable relative to new bonds issued at higher interest rates. This risk of loss as interest rates rise is known as "interest rate risk." In contrast, **senior secured loans usually have *floating rates*, meaning the interest rate automatically adjusts or "floats" with changes in market interest rates**.

LIBOR 3-Month Interest Rates (1984-2012)


12%
10%
8%
6%
4.7% Average
4%
2%
0%
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

The chart above shows the history of a widely used benchmark for interest rates called LIBOR (the London Interbank Offered Rate). While interest rates can go up or down, with current interest rates at historically low levels, the floating rate nature of senior secured loans is beneficial as it allows investors to participate in the upside of rising interest rates. Compared to fixed rate investments, floating rate senior secured loans have much less exposure to interest rate risk, which can help diversify an investor's portfolio.

In Summary

When you invest in senior secured loans, you may receive the benefits of seniority, security and floating interest rates. **Together these features can protect the value of your investment, create an opportunity to earn current income and diversify an investment portfolio**.

Keep in mind that all investments involve some degree of risk. Investments in senior secured loans are subject to significant risks, including the possibility of default and loss of principal. There can be no guarantee that any investment strategy will be successful. An offering is made only by the applicable prospectus, which should be read carefully by an investor before investing. Investors are advised to consider the investment objectives, risks, charges and expenses carefully before investing.